POWER OF ATTORNEY

          The undersigned hereby appoints, authorizes and designates Barth F. Aaron as his/her true and lawful attorney-in-fact (the "Attorney-in-Fact") to:

    1.	Prepare and sign any applicable Form 3, Initial Statement of Beneficial
Ownership ("Form 3"), Form 4, Statement of Changes of Beneficial Ownership of Securities ("Form 4"), any applicable Form 5, Annual Statement of Beneficial Ownership of Securities ("Form 5"), and any amendment thereto, with respect to the undersigned's ownership of common stock of Full House Resorts, Inc. (the "Company");

    2.	Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable in connection with the filing of any Form 3, Form 4, Form 5 and any amendment thereto, if necessary, with the United States Securities and Exchange Commission; and

    3.	Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of the Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required by, the undersigned in connection with the filing of any Form 3, Form 4, Form 5 and any amendment thereto, if necessary it being understood that the documents executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this power of attorney shall be in such form and shall contain such terms and conditions as the Attorney-in-Fact may approve in the Attorney-in-Fact's discretion.
The undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation for and in the name, place and stead of the undersigned, hereby ratifying and confirming all that the Attorney-in-Fact, or such Attorney-in-Fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

     The undersigned hereby acknowledges that (1) this power of attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), including, without, limitation, the reporting requirements under Section 16(a) of the Exchange Act and (2) neither the Company nor the Attorney-in-Fact assumes any liability for the undersigned's responsibility to comply with the requirements of Section 16 of the Exchange Act, any liability of the undersigned for any failure to comply with such requirements, or any liability of the undersigned for disgorgement of profits under Section 16(b) of the Exchange Act.

     This power of attorney shall remain in full force and effect until the undersigned is no longer required to file any Form 3, Form 4, Form 5 or any amendment thereto, unless earlier revoked by the undersigned in a signed writing delivered to the Attorney-in-Fact. The undersigned hereby revokes any and all powers of attorney previously executed as of an earlier date for the same or similar purpose.

	IN WITNESS WHEREOF, the undersigned has caused this power of attorney to be executed as of this 17th day of February 2009.




                                         /s/ Carl Braunlich
                                         _________________________________
                                         Signature


                                         Carl Braunlich
                                         _________________________________
                                         Print Name



STATE OF NEVADA

COUNTY OF CLARK



	On this 17th day of February, 2009, before me, the undersigned, a Notary Public in and for the County of Clark, State of Nevada, duly commissioned and sworn, personally appeared Carl Braunlich known/proved to me to be the person whose name is subscribed to the within instrument, and who acknowledge to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.
                                         /s/ Shelly Benavidez
                                         _________________________________
                                         Notary Public


                                         Apr. 16, 2011
                                         _________________________________
(Seal)                                   My Commission Expires: